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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 28, 2005


                                   BELK, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                000-26207                     56-2058574
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(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)


2801 West Tyvola Road, Charlotte, North Carolina                 28217-45000
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     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code              (704) 357-1000
                                                   -----------------------------


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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 28, 2005, Belk, Inc. ("Belk") entered into an Asset Purchase Agreement (the "Agreement") with Saks Incorporated ("Saks") under which Belk will purchase substantially all of the assets of Saks and of specific subsidiaries of Saks (the "Subsidiaries") that are solely related to the business of owning and operating 47 stores operated under the Company's "Proffitt's" and "McRae's" business names (the "Business"). The Proffitt's/McRae's stores are located in 11 of the 14 Southeastern states where Belk stores currently operate. Belk will pay $622,000,000 in cash, subject to adjustment based on changes in working capital at the time of the closing, which is expected to occur in July 2005. The transferred assets will not include certain excluded assets including without limitation (1) cash (other than "register cash" and "store cash"), (2) accounts receivable, (3) four stores located in Alabama and (4) Club Libby Lu assets.

Belk will assume all liabilities of Saks and the Subsidiaries to the extent solely related to the Business or the transferred assets. All pre-closing taxes, specified existing litigation and investigatory matters and pre-closing medical, workers' compensation and general liability claims will be retained by Saks.

The Agreement contains customary representations, warranties and covenants and provides for customary post-closing indemnities The transaction is subject to certain closing conditions, including (1) regulatory approval, (2) performance by Belk and Saks in all material respects of all material covenants and agreements required by the Agreement to be performed at or prior to the closing,
(3) termination of all liens under Saks' credit agreement with respect to the Business and (4) representations and warranties being true at closing except as would not have a material adverse effect.

Belk will offer all current employees of the Business employment at a rate of compensation (base salary and bonus potential at target performance levels) that is at least the same that to which such employees are entitled prior to closing, and will operate the Proffitt's/McRae's headquarters in Alcoa, Tennessee for a transition period anticipated through September 2005. Belk will provide certain prescribed severance benefits in the same amount as would be payable under certain Saks severance plans and guidelines to certain transferred employees whose employment is involuntarily terminated during 2005.

Belk is obligated under the Agreement, with respect to the stores being purchased, to (1) enter into a program agreement with Household Bank (SB), N.A.) (now known as HSBC Bank Nevada, N.A.) that is recognized by Household Bank to satisfy the requirements of the Program Agreement between Saks and Household Bank (SB), N.A. dated as of April 15, 2003 or (2) purchase the accounts and account receivables associated with such stores from Household Bank for a specified price.

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Belk and Saks will enter into a transition services agreement, private brands agreement and Club Libby Lu licensed departments agreement in connection with the transaction.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as
Exhibit 99.1 and incorporated herein by reference.

On April 29, 2005, Belk issued a press release announcing that Belk entered into the Agreement with Saks. A copy of this press release is attached to, and incorporated by reference in this Item of this Current Report on Form 8-K as
Exhibit 99.2

The information included under Item 2.03 with respect to the Escrow Letter and Bridge Credit Agreement is incorporated under this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On April 27, 2005 Belk entered into an Escrow Letter with Bank of America, N.A. as Administrative Agent and as a Lender, and Wachovia National Bank as a Lender and Moore & Van Allen, PLLC as Escrow Agent by which that certain undated, unexecuted Bridge Credit Agreement among Belk, the subsidiaries of Belk, Bank of America, N.A. and Wachovia Bank, National Association as Lenders and Bank of America, N.A. in its capacity as Administrative Agent for the Lenders was placed into escrow. This new $400,000,000 Bridge Credit Agreement is an unsecured credit facility with a syndicate of lenders arranged jointly by Banc of America Securities LLC and Wachovia Capital Markets, LLC as joint lead arrangers, with Banc of America Securities LLC as sole book manager and with Bank of America, N.A. as administrative agent. The Bridge Credit Agreement will be terminated 364 days after it is released from escrow.

The Bridge Credit Agreement will become effective and released from escrow upon the completion of certain conditions as set forth in the Escrow Letter, including the execution of the Agreement and other transaction documents between Belk and Saks, an amendment to the existing $330,000,000 unsecured credit facility entered into by Belk on October 28, 2004 with a syndicate of lenders and the delivery of customary closing certificates and opinions. The conditions have to be satisfied on or before August 27, 2005, unless extended by the lenders.

Generally, amounts outstanding under the Bridge Credit Agreement, when funded will bear interest at a base rate being the higher of Bank of America's prime rate or the federal funds rate plus 0.50%, or LIBOR plus a LIBOR rate margin at Belk's choice. The LIBOR rate margin ranges from .625% to 1.00% and is based upon the leverage ratio.

The Bridge Credit Agreement contains customary restrictive covenants pertaining to management and operations of Belk and its subsidiaries, including limitations on the amount of debt that may be incurred on sale of assets, on transactions with affiliates, on dividends and

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distributions and on the repurchase of outstanding common stock. The Bridge
Credit Agreement also includes certain financial covenants that require, among other things, the maintenance of a leverage ratio of less than or equal to 3.75 to 1 and a minimum fixed charged coverage ratio of 2.0 to 1. The Bridge Credit Agreement also includes customary events of default, including, but not limited to, the failure to pay any interest or principal when due, the failure to perform covenants of this agreement, incorrect or misleading representations or warranties, insolvency or bankruptcy, change of control, the occurrence of certain ERISA events, and certain judgment defaults.

The proceeds from the Bridge Credit Agreement are to be used to pay a portion of the purchase price pursuant to the Agreement, and to pay fees and expenses relating to that transaction.

In addition, Belk is obligated to use commercially reasonable efforts to obtain "take out" financing within 90 days from the closing date of the Bridge Credit Agreement and the completion of the transaction between Belk and Saks.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      Exhibits

99.1 Asset Purchase Agreement, dated as of April 28, 2005, between Saks Incorporated and Belk, Inc.

99.2  Copy of news release issued by Belk, Inc. on April 29, 2005



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      BELK, INC.


Date:  May 4, 2005                    By: /s/ Ralph A. Pitts
                                          --------------------------------------
                                          Ralph A. Pitts, Executive
                                            Vice President, General
                                              Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit
 Number           Description                                                                                      Page
-------           -----------                                                                                      ----

99.1       Asset Purchase Agreement, dated as of April 28, 2005, between Saks Incorporated and Belk, Inc.

99.2       Copy of news release issued by Belk, Inc. on April 29, 2005